Form 8-K

ECOTALITY, INC. - ECTY

Filed: September 1, 2010 (period: August 30, 2010)

Report of unscheduled material events or corporate changes.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 30, 2010

ECOTALITY, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-50983	68-0515422
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3720
San Francisco, CA	94111
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 992-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

8-K
ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT	2
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS	3
SIGNATURES	4

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On August 30, 2010 the Audit Committee of the Registrant approved the dismissal of Weaver & Martin, LLC as its principal certifying accountants.  None of the reports of Weaver & Martin, LLC on the financial statements of the Registrant contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern paragraph in Weaver & Martin, LLC’s report on our financial statements as of and for the year ended December 31, 2008. The going concern paragraph for 2008 related to recurring losses and dependency on sales of securities or additional debt to finance operations.  The December 31, 2009 report on our financial statements contained an unqualified opinion.

During the Registrant’s two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with Weaver & Martin, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Weaver & Martin, LLC’s satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" (as defined in Item 304 (a)(1)(v) of the Securities and Exchange Commission's Regulation S-K).

As of August 30, 2010 the Registrant has engaged McGladrey & Pullen, LLP, as its independent registered public accounting firm commencing September 1, 2010, for the fiscal year ended December 31, 2010.  During the most recent two fiscal years through August 30, 2010 (the date of engagement), neither the Registrant nor anyone engaged on its behalf has consulted with McGladrey & Pullen, LLP regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v) of Regulation S-K), or a reportable event (as defined in paragraph (a)(1)(v) of Regulation S-K).

The Registrant has furnished Weaver & Martin, LLC with a copy of the disclosures under this Item 4.01 and has requested that Weaver & Martin, LLC provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree.  The letter from Weaver & Martin, LLC is filed herewith.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

16	Letter on change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOTALITY, INC.

(Company)

Signature	Title	Date

/s/ Jonathan R. Read	President and CEO	September 1, 2010
Jonathan R. Read

/s/ Barry S. Baer	Chief Financial Officer	September 1, 2010
Barry S. Baer